The Royce Fund

Royce Pennsylvania Mutual Fund
Royce Premier Fund
Royce Low-Priced Stock Fund
Royce Total Return Fund
Royce Heritage Fund
Royce Opportunity Fund
Royce Value Fund
Royce Value Plus Fund
Royce 100 Fund

Supplement to the Consultant, R and
K Class Prospectus dated May 1, 2009

        Effective October 29, 2009, the definition of "Retirement Plans" located on page one of the prospectus in the section relating to R and K Class shares is replaced with the following:

"Retirement Plans" include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles such as Traditional and Roth IRAs.

October 29, 2009